Exhibit 10.6

EXECUTION VERSION

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT OR ANY OTHER PARTY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT DATED AS OF APRIL 15, 2016 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG WELLS FARGO BANK, NATIONAL ASSOCIATION, AS REVOLVING CREDIT AGREEMENT AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TERM LOAN AGENT, AND WILMINGTON SAVINGS FUND SOCIETY, AS SECOND LIEN AGENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

INTERCOMPANY SUBORDINATION AGREEMENT

This INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of April 15, 2016, is entered into by and among the Obligors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by joinder (collectively, jointly, and severally, the “Obligors” and each, individually, an “Obligor”), in favor of WILMINGTON SAVINGS FUND SOCIETY, FSB, in its capacity as collateral agent for each member of the Noteholder Group (in such capacity, together with its successors and assigns in such capacity, “Agent”), in light of the following:

WHEREAS, pursuant to (i) that certain Indenture of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as issuer (“Issuer”), and Wilmington Savings Fund Society, as trustee (“Trustee”), relating to the 12.500% / 10.000% Senior Second Lien Secured Notes due 2021 (the “Notes”) of the Issuer and (ii) the Notes, each of the Agent, the Trustee and the holders of Notes (collectively, the “Noteholder Group”), has agreed to purchase the Notes from Issuer pursuant to the terms and conditions thereof; and

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, in order to induce the holders of Notes to acquire the Notes and the Trustee to execute the Indenture, and in consideration thereof, each Obligor has agreed to subordinate the indebtedness of each other Obligor owed to such Obligor to the below defined Senior Debt upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, each Obligor and Agent hereby agree as follows:

SECTION 1. Definitions and Construction.

(a) Terms Defined in Indenture. All initially capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

(b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning specified therefor in the preamble hereto.

“Agreement” has the meaning specified therefor in the preamble hereto.

“Creditor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Debtor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Discharge of Senior Debt” means the repayment in full of all Senior Debt, in each case, after or concurrently with the termination or expiration of all commitments, if any, to make loans, advances or otherwise extend credit that would constitute Senior Debt.

“Indenture” has the meaning specified therefor in the recitals hereto.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, by and among Wells Fargo Bank, National Association, as Revolving Credit Agreement Agent, Wells Fargo Bank, National Association, as Term Loan Agent, and Wilmington Savings Fund Society, as Second Lien Agent, and acknowledged by the Issuer and its Subsidiaries party thereto from time to time, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Insolvency Event” has the meaning specified therefor in Section 3.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Law or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Issuer” has the meaning specified therefor in the recitals hereto.

“Noteholder Group” has the meaning specified therefor in the recitals hereto.

“Notes” has the meaning specified therefor in the recitals hereto.

“Obligor” and “Obligors” have the respective meanings specified therefor in the preamble hereto.

“Senior Debt” means all obligations and all amounts owing, due, or secured under, or in connection with, the terms of, or evidenced by, the Indenture, the Notes or any Security Document, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, any other indemnities or guarantees, and all other amounts payable under or secured by the Indenture, the Notes or any Security Document (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Grantor, or that would have accrued or become due under the terms of the Indenture, the Notes or any Security Document but for the commencement of any Insolvency Proceeding with respect to any Grantor and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“Subordinated Debt” means, with respect to each Obligor (each, a “Creditor Obligor”), all Indebtedness, liabilities, and other obligations, whether now existing or arising hereafter, of any other Obligor (each, a “Debtor Obligor”), including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations and any other amounts, in each case, that are owing or due to the Creditor Obligor by such Debtor Obligor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such Debtor Obligor to such Creditor Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any of the Obligors, directly or indirectly, of assets of any of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

“Trustee” has the meaning specified therefor in the preamble hereto.

(c) Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Indenture). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to the satisfaction, repayment, or payment in full of the Senior Debt (including in the definition of “Discharge of Senior Debt”) shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Indebtedness under the Notes, together with the payment of any premium applicable to the repayment of Indebtedness under the Notes, (B) all fees and expenses that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under the Indenture or any Security Document, (ii) the receipt by Agent of cash collateral in order to secure any other contingent Senior Debt for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent, the Trustee or a holder of Notes at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Senior Debt, and (iii) the payment or repayment in full in immediately available funds of all other Senior Debt other than unasserted contingent indemnification obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2. Subordination to Payment of Senior Debt. All payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the Senior Debt.

SECTION 3. Subordination upon Any Distribution of Assets of the Obligors. In the event of any payment or distribution of assets of any Debtor Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such Debtor Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such Debtor Obligor, or upon the occurrence of an Insolvency Proceeding, or otherwise (such events, collectively, the “Insolvency Events”): (a) the Discharge of Senior Debt must have occurred before any Subordinated Debt Payment is made; and (b) any Subordinated Debt Payment to which any Creditor Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to Agent for application to the payment of the Senior Debt until the Discharge of Senior Debt has occurred, after giving effect to any concurrent payment or distribution or provision therefor to Agent or any member of the Noteholder Group in respect of such Senior Debt.

SECTION 4. Payments on Subordinated Debt.

(a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Debtor Obligor may make, and each Creditor Obligor shall be entitled to accept and receive Subordinated Debt Payments expressly allowed, if any, under the Indenture.

(b) No Payment upon Senior Debt Defaults. Upon the occurrence and during the continuance of any Event of Default, and until such Event of Default is waived in accordance with the Indenture, no Debtor Obligor shall make, and no Creditor Obligor shall accept or receive, any Subordinated Debt Payment. For the avoidance of doubt, once such Event of Default is cured or waived, and so long as no other Event of Default has occurred and is continuing, any Debtor Obligor may make and any Creditor Obligor may accept or receive any Subordinated Debt payment, including payments scheduled for the period of time when such Event of Default existed to the extent permitted by the Indenture.

SECTION 5. Subordination of Remedies. Until the Discharge of Senior Debt has occurred, whether or not any Insolvency Event has occurred, no Creditor Obligor will:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt;

(b) bring, commence, institute, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative, or otherwise to enforce its rights or interests in respect of the Subordinated Debt;

(c) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(d) exercise any of its rights or remedies in connection with the Subordinated Debt with respect to any Collateral of any Debtor Obligor;

(e) exercise any right to set-off or counterclaim in respect of any Indebtedness, liabilities, or obligations of such Creditor Obligor to any Debtor Obligor against any of the Subordinated Debt;

(f) in its capacity as a Creditor Obligor, contest, protest, or object to any exercise of secured creditor remedies by Agent or any other member of Noteholder Group in connection with the Senior Debt;

(g) object to any forbearance by Agent or any other member of the Noteholder Group in connection with the Senior Debt; or

(h) commence, or cause to be commenced, or join with any creditor other than Agent or any other member of the Noteholder Group in commencing, any Insolvency Proceeding against any Debtor Obligor.

SECTION 6. Payment over to Trustee. In the event that, notwithstanding the provisions of Sections 2, 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 2, 3, 4, or 5 by any Creditor Obligor before the Discharge of Senior Debt has occurred, such Subordinated Debt Payments shall be segregated and held in trust for the benefit of the Noteholder Group and shall be forthwith paid over or delivered to Trustee, in the same form as received and with any necessary endorsements, for application to the payment of the Senior Debt in accordance with the terms of the Indenture and the Security Documents. Trustee is authorized to make any such endorsements as Trustee for the Creditor Obligors. Such authorization is coupled with an interest and is irrevocable until the Discharge of Senior Debt.

SECTION 7. Authorization to Agent. If, while any Subordinated Debt is outstanding and before Discharge of Senior Debt has occurred, any Insolvency Event shall occur and be continuing with respect to any Obligor or its property: (a) Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent (or any member of the Noteholder Group) under the Indenture or any of the Security Documents; and (b) each Obligor shall promptly take such action as Agent may reasonably request (i) to collect the Subordinated Debt for the account of the Noteholder Group and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may reasonably request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

SECTION 8. Certain Agreements Of Each Obligor.

(a) No Benefits. Each Obligor understands that there may be various agreements between the Noteholder Group and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein) and that Agent and the other members of the Noteholder Group shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein).

(b) No Interference. Each Obligor acknowledges that certain other Obligors have granted to Agent for the benefit of the Noteholder Group security interests in substantially all of such other Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with the Indenture or the applicable Security Documents or applicable law.

(c) Reliance by Agent and Noteholder Group. Each Obligor acknowledges and agrees that Agent and each member of the Noteholder Group will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Indenture and the Security Documents (as the case may be) and acquiring the Notes or making other financial accommodations thereunder.

(d) Waivers. Except as provided under the Indenture or any Security Document, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations of Each Obligor Not Affected. Each Creditor Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Creditor Obligor, without incurring responsibility to such Creditor Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent or any other member of the Noteholder Group: (i) the time for any Debtor Obligor’s performance of or compliance with any of its agreements contained in the Indenture or the Security Documents may be extended or such performance or compliance may be waived by Agent or any other member of the Noteholder Group; (ii) the agreements of any Debtor Obligor with respect to the Indenture and the Security Documents may from time to time be modified by such other Debtor Obligor, Agent or any other member of the Noteholder Group for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Debtor Obligor, Agent or any other member of the Noteholder Group thereunder; (iii) the manner, place, or terms for payment by any Debtor Obligor of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt of any Debtor Obligor may be renewed in whole or in part; (iv) the maturity of the Senior Debt of any Debtor Obligor may be accelerated in accordance with the terms of any present or future agreement by any Debtor Obligor, Agent or any other member of the Noteholder Group; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Debtor Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent or any other member of the Noteholder Group may waive or refrain from exercising such rights as provided in the Indenture or the applicable Security Documents or under applicable law) in each case, in accordance with the Indenture and the applicable Security Documents and applicable law.

(f) Rights of Agent Not to Be Impaired. No right of Agent or any other member of the Noteholder Group to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor, Agent or any other member of the Noteholder Group hereunder or under or in connection with the Indenture or the Security Documents or by any noncompliance by the other Obligors with the terms and provisions and covenants herein or in the Indenture or any Security Document, regardless of any knowledge thereof Agent or any other member of the Noteholder Group may have or otherwise be charged with.

(g) Financial Condition of the Obligors. No Obligor shall have any right to require Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform any or all of Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h) Acquisition of Liens or Guaranties. Except as expressly permitted by the Indenture, no Creditor Obligor shall (i) acquire any Lien on any asset of any Debtor Obligor or (ii) accept any guaranties from any other Obligor or from any other Subsidiary of any Loan Party for the Subordinated Debt.

SECTION 9. Subrogation. With respect to any payments or distribution in cash, property, or other assets that any Creditor Obligor pays over to Agent (for the benefit of the

Noteholder Group) under the terms of this Agreement, each Creditor Obligor shall be subrogated to the rights of Agent and the other members of the Noteholder Group; provided, however, that each Creditor Obligor agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any such payment or distribution hereunder until the Discharge of Senior Debt has occurred; provided further, however, that no Creditor Obligor shall exercise or enforce any such rights against any Debtor Obligor (including after the Discharge of Senior Debt) if all or any portion of the Senior Debt shall have been satisfied in connection with an exercise of remedies by Agent in respect of the Equity Interests of such Debtor Obligor whether pursuant to the Guaranty and Security Agreement or otherwise.

SECTION 10. Continuing Agreement; Reinstatement.

(a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of parties hereto in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

(b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated (and the amount of Senior Debt shall be reinstated), as the case may be, if, for any reason, any payment of the Senior Debt shall be rescinded or must otherwise be restored by Agent or any other member of the Noteholder Group to any Loan Party, whether as a result of an Insolvency Event or otherwise.

SECTION 11. Transfer of Subordinated Debt. No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Agent.

SECTION 12. Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Creditor Obligor against each Debtor Obligor, on the one hand, and of Agent and the other members of the Noteholder Group against each Creditor Obligor, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Creditor Obligor and any Debtor Obligor, the obligation of the Debtor Obligor to pay its respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of any Creditor Obligor against any Debtor Obligor, on the one hand, and of the creditors (other than Agent or the other members of the Noteholder Group) of the Debtor Obligors against the Debtor Obligors, on the other hand.

SECTION 13. Endorsement of Obligor Documents; Further Assurances And Additional Acts.

(a) Endorsement of Obligor Documents. Upon the written request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b) Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 14. Notices. All notices and other communications provided for hereunder shall be given in the form and manner provided in the Indenture, and, if to Trustee, shall be mailed, sent, or delivered to Trustee at its address as specified in the Indenture and, if to any Obligor, shall be mailed, sent or delivered in care of Issuer in accordance with the notice provisions set forth in Indenture or, as to any party, at such other address as shall be designated by such party in a written notice to the other party in writing.

SECTION 15. No Waiver; Cumulative Remedies. No failure on the part of Agent or any other member of the Noteholder Group to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under the Indenture or any Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent or the other members of the Noteholder Group.

SECTION 16. Costs and Expenses. The Obligors, jointly and severally, agree to pay to Agent promptly after demand therefor all fees and expenses of the Noteholder Group in connection with this Agreement, including in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, or any amendments, modifications, or waivers of the terms hereof, or the enforcement or attempted enforcement of, or preservation of rights or interests under, this Agreement, including any losses incurred by Agent as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 17. Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. The foregoing to the contrary notwithstanding, the obligations of each Obligor under Section 9 and Section 16 shall survive the Discharge of Senior Debt.

SECTION 18. Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the Obligors, the Agent and the other members of the Noteholder Group and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, Agent and the other members of the Noteholder Group and their respective successors and assigns.

SECTION 20. Governing Law; Venue; Jury Trial Waiver; Judicial Reference Provision. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 14.08 AND 14.14 OF THE INDENTURE, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 21. Entire Agreement; Amendments and Waivers; Conflicts.

(a) Entire Agreement. This Agreement, together with the Indenture, the Notes and the Security Documents, constitutes the entire agreement of each of the Obligors and the Noteholder Group with respect to the matters set forth herein and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(b) Amendments and Waivers. No amendment to or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) Conflicts with Subordinated Debt Documents. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

(d) Conflicts with Indenture. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the terms and provisions of the Indenture, on the other hand, then the terms and provisions of the Indenture shall control.

(e) Conflicts with Intercreditor Agreement. Notwithstanding any provision contained herein, (i) this Agreement and the rights, remedies, duties and obligations provided for herein are subject to the Intercreditor Agreement and (ii) in the event of a conflict between any provision in this Agreement and a provision in the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

SECTION 22. Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

SECTION 23. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Noteholder Group, or any Obligor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 24. Counterparts; Telefacsimile or Other Electronic Delivery. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 25. New Subsidiaries. Each Obligor shall cause any Subsidiary (whether by acquisition or formation) of any Loan Party that is required pursuant to Section 4.16 of the Indenture to execute a joinder to the Security Agreement or the Indenture, within 10 Business Days of such acquisition or formation, as the case may be, to execute and deliver to Agent a joinder to this Agreement in a form reasonably satisfactory to Agent. Upon the execution and delivery of such a joinder by such Subsidiary, such Subsidiary shall become an Obligor hereunder with the same force and effect as if originally named as an Obligor herein. The execution and delivery of any agreement or instrument adding an additional Obligor as a party to this Agreement shall not require the consent of any other Obligor hereunder. The rights and obligations of each Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor hereunder as though such new Obligor had originally been named an Obligor hereunder on the date of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement as of the date first written above.

OBLIGORS:	NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

	By:	/s/ Mark D. Johnsrud
Name: Mark D. Johnsrud
Title: Chairman and Chief Executive Officer

1960 WELL SERVICES, LLC

BADLANDS LEASING, LLC

BADLANDS POWER FUELS, LLC (DE)

BADLANDS POWER FUELS, LLC (ND)

HECKMANN WATER RESOURCES CORPORATION HECKMANN WATER RESOURCES (CVR), INC. HECKMANN WOODS CROSS, LLC

HEK WATER SOLUTIONS, LLC

IDEAL OILFIELD DISPOSAL, LLC

LANDTECH ENTERPRISES, L.L.C.

NES WATER SOLUTIONS, LLC

NUVERRA TOTAL SOLUTIONS, LLC

	By:	/s/ Mark D. Johnsrud
Name: Mark D. Johnsrud
Title: President

APPALACHIAN WATER SERVICES, LLC

By: HEK Water Solutions, LLC, its managing member

	By:	/s/ Mark D. Johnsrud
Name: Mark D. Johnsrud
Title: President

[SIGNATURE PAGE TO INTERCOMPANY SUBORDINATION AGREEMENT – NOTES]

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

	By:	/s/ Geoffrey J. Lewis
Name: Geoffrey J. Lewis
Title: Vice President

[SIGNATURE PAGE TO INTERCOMPANY SUBORDINATION AGREEMENT]